Forward-Looking Statement
EXHIBIT 99

Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form
10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets, adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations, changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units, actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
any inability to manage our energy obligations, available supply and risks, adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry, any deterioration in our credit quality or the credit quality of our counterparties, availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs, changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, delays in receipt of necessary permits and approvals for our construction and development activities, delays or unforeseen cost escalations in our construction and development activities, any inability to achieve, or continue to sustain, our expected levels of operating performance, any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events, acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses, increases in competition in energy supply markets as well as competition for certain transmission projects, any inability to realize anticipated tax benefits or retain tax credits, challenges associated with recruitment and/or retention of a qualified workforce, adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings is a non-
GAAP financial measure that differs from Income from Continuing
Operations/Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
Slides A and B at the end of this presentation include a list of items excluded from Income from Continuing Operations/Net Income to reconcile to Operating
Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/

PSEG 2014 Operating Earnings expected
to be at the upper end of guidance range
$2.44
$2.58
$2.55 - $2.75E
Reflects increased level of utility investment, pension savings and assumes normal weather and unit operations for the rest of year

2012 2013 2014 Guidance
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
E = ESTIMATE.

Operating Earnings Mix
Long term investment program has driven increased earnings
contribution from stable, regulated business
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS; DISCONTINUED OPERATIONS REFLECT TEXAS.   E=ESTIMATE
** 2014 PERCENTS USE MIDPOINT OF EARNINGS GUIDANCE.
Power’s diverse fuel mix
and dispatch flexibility
continues to generate
earnings and free cash flow
PSE&G’s investment in
transmission has
diversified its asset base
and, coupled with other
investments
and cost controls,
supported compound
annual earnings growth of
~18% over  2009 – 2013
Operating Earnings* Contribution by Subsidiary (%)
PSE&G
Power
Other
$2.44
$2.58
$2.55 -
$2.75E
$3.12 $2.74
$3.09
2009 2010 2011 2012 2013 2014E**

20%
27%
38%
43%
47%
54%
76%
69%
62%
54%
54%
43%

PSEG Q2 2014 Financial Highlights
*SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS
Earnings on Track
Operating earnings of $0.49 vs. $0.48 per share in Q2 2013
Increased earnings contribution from PSE&G’s investment in Transmission
Expect 2014 Operating Earnings to be at the upper end of the $2.55 to $2.75 per share guidance range – assuming normal weather and plant operations for the balance of the year
Operating Review
PSEG Power output down 5% vs. Q2 2013 from Linden and Salem 2 outages, partially offset by improvement in coal generation
PSE&G placed the 230 kV North Central Reliability transmission project in service
Power’s fleet fully restored from storm outages
PSEG Disciplined Capital Investment
BPU approved $1.22 billion investment in PSE&G’s Energy Strong infrastructure program
PJM deferred a final decision on its recommended solution, to be built by PSE&G, for the
Artificial Island project via FERC 1000 competitive bidding process
Market Developments
Recent EPA actions on 316(b) and GHGs

Susquehanna-Roseland consists of constructing
150 miles of 500kV circuit (46 miles in NJ) with two new 500kV
GIS switching stations at Roseland and Hopatcong
Project
Estimate
Up To*
Through
Year-end 2013
Expected
In-service Date
$790M $661M
Phase 1 – Completed
Phase 2 – June 2015
•
PJM RTEP project b0489
•
ROE of 12.93% (including 1.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Customer Benefit: Improves reliability and reduces congestion
*PROJECT IS SHARED WITH PPL. PROJECT ESTIMATE REPRESENTS PSE&G’S
CONSTRUCTION RESPONSIBILITY FOR THE NJ PORTION.     33
Project Status:  The eastern part of line from Hopatcong to Roseland,
NJ in service April 2014; NJ construction planned to be completed in
Q3 2014.  PA portion outside plant construction in progress.  Western portion in NJ and the PA portion is planned to go in service June 2015.

PSE&G’s 2014 operating earnings
to benefit from increased investment in transmission and
on-going cost control
E=ESTIMATE
PSE&G Operating Earnings*
($ Millions)

*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

Improving Operating Earnings
and increased contribution from PSE&G
PSEG Operating Earnings
$ Millions (except EPS) 2012 2013 2014E
PSE&G $528 $612 $705 - $745
PSEG Power $663 $710 $550 - $610
Enterprise/Other $45 ($13) $35 - $40
Operating Earnings* $1,236 $1,309 $1,290 - $1,395
Operating EPS* $2.44 $2.58 $2.55 - $2.75
Regulated % of Earnings 43% 47% 53% - 55%
* SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.
NOTE: 2012 OPERATING EARNINGS RE-STATED FOR TRANSFER OF ASSETS FROM PSEG HOLDINGS
TO PSEG POWER.  E=ESTIMATE.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
Includes the financial impact from positions with forward delivery months.
A
2013 2012 2011  2010 2009  2008
Earnings Impact ($ Millions)
Operating Earnings 1,309 $      1,236 $   1,389 $   1,584 $     1,567 $   1,478 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
40 52 50 46 9 (71)
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power)
(74) (10) 107 (1) (11) 14
Lease Transaction Activity (PSEG Enterprise/Other) - 36 (173) - 29 (490)
Storm O&M (PSEG Power) (32) (39) - - - -
Market Transition Charge Refund (PSE&G) - - - (72) - -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
- - 34 - - (13)
Income from Continuing Operations 1,243 $      1,275 $   1,407 $   1,557 $     1,594 $   918 $
Discontinued Operations - - 96 7 (2) 270
Net Income
1,243 $      1,275 $   1,503 $   1,564
$
1,592 $   1,188 $
Fully Diluted Average Shares Outstanding (in Millions) 508 507 507 507 507 508
Per Share Impact (Diluted)
Operating Earnings 2.58 $        2.44 $     2.74 $     3.12 $       3.09 $     2.91 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.08 0.10 0.10 0.09 0.02 (0.14)
Gain (Loss) on MTM
(a)
(PSEG Power) (0.14) (0.02) 0.21 - (0.02) 0.03
Lease Transaction Activity (PSEG Enterprise/Other) - 0.07 (0.34) - 0.05 (0.96)
Storm O&M (PSEG Power) (0.07) (0.08) - - - -
Market Transition Charge Refund (PSE&G) - - - (0.14) - -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other) - - 0.06 - - (0.03)
Income from Continuing Operations 2.45 $        2.51 $     2.77 $     3.07 $       3.14 $     1.81 $
Discontinued Operations - - 0.19 0.01 - 0.53
Net Income 2.45 $        2.51 $     2.96 $     3.08 $       3.14 $     2.34 $
For the Year Ended
December 31,
(Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
(a)